UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2011

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania		19107
(Address of Principal Executive Offices)		Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Senior Executive Annual Performance Bonus Plan

The Board of Directors of ARAMARK Holdings Corporation (“Holdings”) approved, and the stockholders of Holdings adopted by written consent, a Senior Executive Annual Performance Bonus Plan (the “Bonus Plan”) on November 16, 2011 that is intended to provide for an annual performance bonus for the CEO and other designated executive officers of ARAMARK Corporation (the “Company”) that is intended to qualify as performance-based compensation under Section 162(m) of the Code. The Bonus Plan is the same as and replaces Holding’s Senior Executive Annual Performance Bonus Plan that was approved in 2007.

The Compensation and Human Resources Committee of the Holdings Board of Directors (the “Board”) has been designated by the Board to administer the provisions of the Bonus Plan, and has delegated its authority to the Holdings Stock Committee (the “Stock Committee”) which is composed of directors who qualify as outside directors within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). Under the Bonus Plan, the committee administering the Bonus Plan is required generally to designate participants and, for each participant, to set one or more performance goals for a fiscal year not later than 90 days after the beginning of such fiscal year. For fiscal year 2012, the Stock Committee has designated Messrs. Neubauer and Sutherland and Ms. McKee as participants.

Under the Bonus Plan, the annual performance goals, which may differ for each participant, must be based on the attainment of target levels of or a targeted percentage increase in or, to the extent permitted under Section 162(m) of the Code, solely upon the achievement of, one or more of the following Holdings or business group criteria: earnings before interest and taxes, return on net assets, net income, after tax return on investment, sales, revenues, earnings per share, total shareholder return, return on equity, return on investment, total business return, return on gross investment, operating cash flow, free cash flow, stock price appreciation, operating income or pre-tax income. The measures may be based on absolute performance or performance relative to a peer group or other external measure of selected performance. The bonus amount may be a specified dollar amount, or may be equal to a specified share of a bonus pool that is based on a percentage of a specified performance goal. Performance goals under the Bonus Plan will be adjusted, upward or downward, to the extent permitted by Section 162(m) of the Code to reflect (a) a change in accounting standards or principles, (b) a significant acquisition or divestiture, (c) a significant capital transaction, (d) any other unusual, nonrecurring items that are separately identified and quantified in Holding’s audited financial statements, (e) or any other extraordinary item or event, so long as such accounting change is required or such transaction or nonrecurring item occurs after the goals for the fiscal year are established, and such exclusions are stated at the time the performance goals are determined. Performance goals may be adjusted, upward or downward, to reflect any other extraordinary item or event, so long as any such item or event is separately identified as an item or event requiring adjustment of such goals at the time the performance goals are determined, and such item or event occurs after the goals for the fiscal year are established. Payment of bonuses under the Bonus Plan will only be made after the Stock Committee has certified the attainment of the relevant performance goals at year end. The maximum annual performance bonus that can be paid to any one participant in the Bonus Plan in respect of any fiscal year is $4,500,000.

The Bonus Plan will by its terms expire in 2016. A copy of the Bonus Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Establishment of 2012 EBIT Target

Stock options granted under the Amended and Restated ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan (the “Stock Incentive Plan”) have been, and will in the future be, awarded pursuant to a Non-Qualified Stock Option Agreement (the “Option Agreement”). On November 15, 2011, the Compensation and Human Resources Committee of the Board established the annual and cumulative EBIT targets for performance based options under the Stock Incentive Plan. The fiscal 2012 annual EBIT target is $834.7 and the fiscal 2012 cumulative EBIT target is $1,583.2. Because the newly-approved 2012 annual EBIT target is less than the 2012 annual EBIT target for outstanding stock options granted prior to June 21, 2011, the EBIT target for such outstanding options will be reduced to such lower EBIT target. Accordingly, on November 16, 2011, the Board approved a revised Schedule 1 to the form of Option Agreement that reflects the newly-established 2012 EBIT target and revised Schedule 1s to outstanding Option Agreements that reflect the newly-established annual and cumulative EBIT targets for 2012. The 2012 performance target is not a prediction of how Holdings will perform during the fiscal year 2012. The 2012 performance target , which is not a prediction of Holdings’ future performance, should not be viewed as guidance, or updating any prior guidance, of Holdings’ future performance with the disclosure of these performance targets. The new Schedule 1 to the form of Option Agreement and the revised Schedule 1s to the outstanding Option Agreements are attached hereto as Exhibits 10.2 and 10.3 and are incorporated by reference herein.

Amendment to Amended and Restated Savings Incentive Retirement Plan

An Amendment (the “Amendment”) to the ARAMARK Corporation Amended and Restated Savings Incentive Retirement Plan was approved by ARAMARK’s Benefits Compliance Review Committee on November 16, 2011. The Amendment modifies the definition of compensation to include shift and overtime pay. A copy of the Amendment is filed as exhibit 10.4 and incorporated herein by reference.

Salary Increase for Named Executive Officers

On November 15, 2011, the Compensation and Human Resources Committee of the Board, approved an increase to the annual base salary, effective January 1, 2012, for the following Named Executive Officers of the Company:

Named Executive Officer	2012 Base Salary
Joseph Neubauer	$1,400,000
L. Frederick Sutherland	$800,000
Lynn B. McKee	$625,000

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Number	Description	Method of Filing

10.1	Senior Executive Annual Performance Bonus Plan	Filed herewith

10.2	New Schedule 1 to Form of Non Qualified Stock Option Agreement.	Filed herewith

10.3	Revised Schedule 1s to outstanding Non-Qualified Stock Option Agreements.	Filed herewith

10.4	Amendment to Amended and Restated Savings Incentive Retirement Plan	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: November 18, 2011	By:	/s/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

10.1	Senior Executive Annual Performance Bonus Plan	Filed herewith

10.2	New Schedule 1 to Form of Non Qualified Stock Option Agreement.	Filed herewith

10.3	Revised Schedule 1s to outstanding Non-Qualified Stock Option Agreements.	Filed herewith

10.4	Amendment to Amended and Restated Savings Incentive Retirement Plan	Filed herewith